UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF EARLIEST EVENT REPORTED – August 1, 2014

GILLA INC.
 (Exact Name of Registrant as Specified in its Charter)

NEVADA	000-28107	88-0335710
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification Number)

112 North Curry Street, Carson City, Nevada 89703
(Address of principal executive offices)

(416) 843-2881
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01    Entry into a Material Definitive Agreement.

Credit Facility

On August 1, 2014, Gilla Inc. (“Gilla” or the “Company”) and Sarasvati Investments Inc., (“Sarasvati” or the “Lender”), an agent to a consortium of investors as further described below,  entered into a Revolving Credit Facility (the “Credit Facility”) whereby the Lender would make a revolving credit facility in the aggregate principal amount of Five Hundred Thousand Canadian Dollars (CAD $500,000) for the exclusive purpose of purchasing inventory (together with related costs) for sale in the Company’s, or any of its subsidiaries’, ordinary course of business to approved customers. The Credit Facility is secured by all of the Company’s inventory and accounts due relating to any inventory as granted in the intercreditor and subordination agreement and a security agreement as described below.

The Credit Facility shall bear interest at a rate of 15% per annum, on the outstanding Advances (the “Advances” meaning the extension of credit by the Lender to the Company), such interest shall accrue daily and paid monthly, in arrears. The Credit Facility shall also bear a standby fee at a rate of 3.5% per annum with respect to the unused portion of the Credit Facility, calculated on a daily basis as being the difference between the Credit Facility and the outstanding Advances. The Credit Facility shall mature on August 1, 2015 (the “Maturity Date”) whereby the outstanding Advances together with all accrued and unpaid interest thereon shall become due and payable on the Maturity Date.

The Company shall provide written notice to the Lender ten (10) business days prior to a proposed Advance and shall have the right and privilege of repaying the whole or any portion of the Advances, without premium or penalty, at any time. The Company shall also provide to the Lender a monthly security report deliverable at the end of each month until the Maturity Date, indicating the outstanding Advances relative to the Secured Inventory value (“Secured Inventory”). The Lender shall have five (5) business days to request that the Company repay any amount up to the difference between the outstanding Advances and the Secured Inventory, in which case, the Company shall have five (5) business days to repay that portion of the Advances.

In connection to the Credit Facility, the Company issued 250,000 warrants on August 1, 2014 to purchase Gilla common shares at an exercise price of US$0.30 per share, exercisable over a term of two (2) years from the date of issuance.

Furthermore, Sarasvati is acting as an agent for a consortium of investors as outlined in a private agency and participation agreement by and among Sarasvati and each of the participants. The Company’s Chief Executive Officer and its Chief Financial Officer are both beneficial investors in the consortium and have each committed to provide ten (10) percent of the principal amount of the Credit Facility. Neither the Chief Executive Officer nor the Chief Financial Officer shall participate in the warrants issued in connection with the Credit Facility. The Company’s Board of Directors passed a resolution to approve the Credit Facility and J. Graham Simmonds, the Company’s Chief Executive Officer and Director, abstained from voting.

A copy of such Credit Facility is attached hereto as Exhibit 10.15 and incorporated herein by reference.

Intercreditor and Subordination Agreement

On February 13, 2014, the Company entered into a General Security Agreement (the “GSA”) with Gravitas Financial Inc. (“Gravitas”), granting Gravitas a general security interest over all the assets of the Company including property, fixtures and leasehold interests. The Company shall be required to pay Gravitas on demand all reasonable costs and expenses (collectively, “Expenses”) incurred by Gravitas in connection with the preparation, execution, delivery, registration and enforcement of the GSA. A copy of such GSA is filed as Exhibit 10.12 in the Company’s Form 8-K dated February 19, 2014 and incorporated herein by reference.

In connection with the Credit Facility, on August 1, 2014, the Company, Sarasvati and Gravitas (Sarasvati and Gravitas each a “Creditor” as the context may require, or together the “Creditors”) entered into an Intercreditor and Subordination Agreement (the “Subordination Agreement”) in order to establish the Creditors’ relative rights and priorities against the Company.

The Creditors agreed that security shall rain in descending order of priority as follows:

A.	First, the Sarasvati security, to the extent of the Sarasvati Priority Collateral (“Priority Collateral” as defined below);
B.	Second, the Gravitas security, to the extent of any Gravitas indebtedness; and
C.	Third, the Sarasvati security, to the extent of any remaining Sarasvati indebtedness.

A copy of such Subordination Agreement is attached hereto as Exhibit 10.16 and incorporated herein by reference.

Security Agreement

In connection with the Credit Facility, on August 1, 2014, the Company entered into a Security Agreement (the “Security Agreement”) and Sarasvati, granting Sarasvati, a security interest in the Company’s (i) inventory including goods held for sale, lease or resale, goods furnished or to be furnished to third parties under contracts of lease, consignment or service, goods which are raw materials or work in process, goods used in or procured for packing and materials used or consumed in the business of the Company (collectively, the “Inventory”) and (ii) accounts due or accruing and all related agreements, books, accounts, invoices, letters, documents and papers recording, evidencing or relating to any Inventory (i and ii collectively, the “Priority Collateral”). The Company will also be liable for and will pay on demand by Sarasvati any and all expenses.

A copy of such Security Agreement is attached hereto as Exhibit 10.17 and incorporated herein by reference.

Item 8.01    Other Events.

On August 8, 2104, the Company issued a press release announcing that it has closed the Credit Facility as described in Item 1.01, above.

A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.15	Revolving Credit Facility, by and between the Company and Sarasvati Investments Inc., dated as of August 1, 2014.

10.16	Intercreditor and Subordination Agreement, by and between the Company, Sarasvati Investments Inc., and Gravitas Financial Inc., dated as of August 1, 2014.

10.17	Security Agreement from the Company to Sarasvati Investments Inc., dated as of August 1, 2014.

99.1	Press Release dated August 8, 2014 from Gilla Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GILLA INC.

August 8, 2014	By:	/s/ J. Graham. Simmonds
J. Graham. Simmonds
Chief Executive Off